                                                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL
                                  TO TENDER TO
                       CORRECTIONS CORPORATION OF AMERICA
              ITS SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 2, 2003
                     CUSIP NOS. 22025Y 30 8 AND 74264N 30 3

THIS OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 29, 2003, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). REGISTERED HOLDERS OF SHARES OF THE SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK ("HOLDERS") MUST TENDER THEIR SHARES (AS DEFINED BELOW) ON OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE TO RECEIVE THE TENDER OFFER CONSIDERATION (AS DEFINED BELOW).

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

             By Mail:                           By Hand:                    By Overnight Delivery:
       The Bank of New York               The Bank of New York               The Bank of New York
Corrections Corporation of America         Tender & Exchange              Corrections Corporation of
             (Tender)                      Department-11 West                  America (Tender)
         P.O. Box 859208                   101 Barclay Street                 165 Bay State Road
     Braintree, MA 02185-9208          Receive & Delivery Window,            Braintree, MA 02184
                                              Street Level
                                           New York, NY 10286

                             ---------------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

--------------------------------------------------------------------------------

                                                      DESCRIPTION OF SHARES
---------------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF HOLDER(S)                                        TOTAL NUMBER OF SHARES
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THE    SHARE CERTIFICATE        EVIDENCED BY SHARE
                    SHARE CERTIFICATE(S))                              NUMBERS*              CERTIFICATES**
----------------------------------------------------------------------------------------------------------------

                                                               -------------------------------------------------

                                                               -------------------------------------------------

                                                               -------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 *  Need not be completed by Holders tendering by book-entry transfer (see below).
 ** Unless otherwise indicated in the column labeled "Number of Shares Tendered" and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered all Shares represented by the
    Shares indicated in the column labeled "Total Number of Shares Evidenced by Share Certificates." See
    Instruction 3.
----------------------------------------------------------------------------------------------------------------

             NAME(S) AND ADDRESS(ES) OF HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THE      NUMBER OF SHARES
                    SHARE CERTIFICATE(S))                               TENDERED
                                                                ------------------------
                                                               ------------------------------------------------- -------------------
-----
                                                               -------------------------------------------------   -----------------
-------
                                                               -------------------------------------------------   -----------------
-------
----------------------------------------------------------------------------------------------------------------
 *  Need not be completed by Holders tendering by book-entry t
 ** Unless otherwise indicated in the column labeled "Number o conditions of the Offer to Purchase, a Holder will be deem
    Shares indicated in the column labeled "Total Number of Sh
    Instruction 3.
----------------------------------------------------------------------------------------------------------------   -----------------
-------

     List above the Shares to which this Letter of Transmittal relates. If the space provided above is inadequate, list the certificate numbers and share amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

     IF YOUR SHARE CERTIFICATE(S) HAVE BEEN LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 10.

     The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

     HOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE TENDER OFFER CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY TENDER THEIR SHARES TO THE DEPOSITORY PRIOR TO 12:00 P.M. MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase of Corrections Corporation of America, a Maryland corporation (the "Company"), dated April 2, 2003 (as the same may be amended or supplemented from time to time, the "Offer to Purchase").

     This Letter of Transmittal (this "Letter of Transmittal") is to be used by Holders if: (1) certificates representing Shares are to be physically delivered to the Depositary herewith by such Holders; or (2) tender of the Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Purchase under the caption "Terms of the Offer -- Procedure for Tendering
Shares -- Book-Entry Delivery Procedures" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the Shares.

     THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION. IN ANY JURISDICTION WHERE THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER WILL BE DEEMED TO BE MADE ON THE COMPANY'S BEHALF BY THE DEALER MANAGER OR ONE OR MORE REGISTERED BROKERS OR DEALERS LICENSED UNDER THE LAWS OF THE JURISDICTION.

     Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Dealer Manager and requests for additional copies of the Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent, whose respective addresses and telephone numbers appear at the end of this Letter of Transmittal. See Instruction 12 below.

     The Offer is being made for 4,204,947 Shares. If, at the expiration of the Offer, more than 4,204,947 Shares have been validly tendered and not withdrawn, and all other conditions are satisfied or waived, the Company will purchase 4,204,947 Shares on a pro rata basis from all tendering Holders, disregarding fractions, according to the number of Shares tendered by each Holder; provided, however, that "odd lots" (lots held by beneficial owners of less than 100 Shares) will be purchased on a priority basis.

                               METHOD OF DELIVERY

[ ]  CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------


Account Number
--------------------------------------------------------------------------------


Transaction Code Number
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and this Letter of Transmittal and instructions hereto, which together constitute the Company's offer to purchase for up to 4,204,947 shares of its Series B Cumulative Convertible Preferred Stock (the "Shares"), upon the terms and subject to the conditions set forth in the Offer to Purchase, from registered holders of the Shares ("Holders"), as described in the Offer to Purchase.

     Upon the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued in respect thereof on or after April 2, 2003), subject to the acceptance for purchase of, and payment for, the Shares tendered with this Letter of Transmittal. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) to the full extent of the undersigned's rights with respect to such Shares, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) deliver share certificates evidencing such Shares (and any such other securities or rights), or transfer ownership of, such Shares (and any such other securities or rights) on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to or upon the order of, the Company, (2) present such Shares (and any such other securities or rights) for transfer of ownership on the books of the Company, and
(3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of and conditions to the Offer as described in the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities issued or issuable in respect of such Shares) and (ii) when the same are accepted for purchase and payment by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Shares (or defectively tendered Shares with respect to which the Company has waived such defect) if, as and when the Company gives oral or written notice thereof to the Depositary.

     The Offer is being made for 4,204,947 Shares. If, at the expiration of the Offer, more than 4,204,947 Shares have been validly tendered and not withdrawn, and all other conditions are satisfied or waived, the Company will purchase 4,204,947 Shares on a pro rata basis from all tendering Holders, disregarding fractions, according to the number of Shares tendered by each Holder; provided, however, that "odd lots" (lots held by beneficial owners of less than 100 Shares) will be purchased on a priority basis.

     The undersigned understands that, notwithstanding any other provision of the Offer, the Company's obligations to accept for purchase, and to pay the Tender Offer Consideration for the Shares validly tendered pursuant to the Offer is subject to, and conditioned upon, the satisfaction of or, where applicable, the Company's waiver of, the following:

     - the receipt by the Company before 12:00 midnight, New York City time, on the Expiration Date of at least $240.0 million of aggregate net proceeds from the Common Stock Offering and the Notes Offering, on terms and conditions satisfactory to the Company; and

     - the General Conditions.

     Any Shares not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below. The Company reserves the right, in its sole discretion, to waive any one or more of the conditions to the Offer at any time as set forth in the Offer to Purchase under the caption "Terms of the Offer -- Conditions to the Offer."

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     The undersigned understands that the delivery and surrender of the Shares is not effective, and the risk of loss of the Shares does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders of withdrawals of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any Share Certificates representing Shares not tendered or not accepted for purchase be issued in the name(s) of the undersigned (and in the case of Shares tendered by book-entry transfer, by credit to the account at DTC designated above), and checks for payments of the Tender Offer Consideration, to be made in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Share Certificates evidencing Shares not tendered or not accepted for purchase and checks for payments of the Tender Offer Consideration to be made in connection with the Offer be delivered to the undersigned at the address shown above. In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Share Certificates evidencing Shares not tendered or not accepted for purchase be issued in the name(s) of, certificates for such Shares be delivered to, and checks for payments of the Tender Offer Consideration to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" box or "Special Delivery Instructions" box to transfer any Shares from the name of the Holder(s) thereof if the Company does not accept for purchase any Shares so tendered.

                            PLEASE SIGN ON THIS PAGE
(TO BE COMPLETED BY ALL TENDERING HOLDERS OF SHARES REGARDLESS OF WHETHER SHARES
                                      ARE
                      BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the registered Holder(s) of Shares exactly as their name(s) appear(s) on certificate(s) for Shares or, if tendered by a DTC participant, exactly as such participant's name appears on a security position listing as the owner of Shares, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 4 below.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

Date: -------------------- , 2003

Name(s):
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

                 IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 HEREIN

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 4 BELOW)
    CERTAIN SIGNATURES MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                     TITLE

Date: -------------------- , 2003

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3, 4, 5 AND 7)

To be completed ONLY if Share Certificates evidencing Shares not tendered or not accepted for purchase are to be issued in the name of, or payment for the Tender Offer Consideration is to be made to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or if Shares tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account designated above.

Issue:  [ ] Share Certificates
        [ ] Payment
        (check as applicable)

Name:
-------------------------------------------------
                                 (PLEASE PRINT)

Address:
-----------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit unpurchased Shares by book-entry to the DTC account set forth below:

---------------------------------------------------------
                              (DTC ACCOUNT NUMBER)

---------------------------------------------------------
                            (NAME OF ACCOUNT PARTY)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 5)

To be completed ONLY if Share Certificates evidencing Shares not tendered or not accepted for purchase or a check for the Tender Offer Consideration are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled "Description of Shares" within this Letter of Transmittal.

Deliver:  [ ] Share Certificates
          [ ] Payment
          (check as applicable)

Name:
-------------------------------------------------
                                 (PLEASE PRINT)

Address:
-----------------------------------------------

---------------------------------------------------------
                               (INCLUDE ZIP CODE)

---------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES OR BOOK-ENTRY CONFIRMATIONS. To tender Shares in the Offer, physical delivery of Share Certificates for Shares or a confirmation of any book-entry transfer into the Depositary's account with DTC of Shares tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to 12:00 midnight, New York City time, on the Expiration Date in order to receive the Tender Offer Consideration. The method of delivery of this Letter of Transmittal, Shares and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date, to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. This Letter of Transmittal and Shares should be sent only to the Depositary, not to the Company, the Dealer Manager, the Information Agent or DTC.

     2. WITHDRAWAL OF TENDERS. Except as expressly provided herein or in the Offer to Purchase, tenders of Shares pursuant to the Offer are irrevocable. Tenders of Shares made prior to 12:00 midnight, New York City Time, on the Expiration Date, may be validly withdrawn at any time prior to 12:00 midnight, New York City Time, on the Expiration Date, or if the Company has not yet accepted the Shares, after May 28, 2003. In the event of a termination of the Offer, the Shares tendered pursuant to the Offer will be promptly returned to the tendering Holder.

     For a withdrawal of a tender of Shares to be effective, a written or facsimile transmission notice of withdrawal must be received by the Depositary on or prior to 12:00 midnight, New York City time, on the Expiration Date at its address set forth on the first page of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person that tendered the Shares to be withdrawn, (2) specify the number of Shares to be withdrawn and (3) be signed by the Holder of such Shares in the same manner as the original signature on the Letter of Transmittal by which such Shares were tendered (including any required signature guarantees), if any, or be accompanied by documents of transfer sufficient to have the Depositary register the transfer of the Shares into the name of the person withdrawing such Shares. If the Shares to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Shares properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

     If the Shares to be withdrawn have been delivered to the Depositary, a signed notice of withdrawal with (except in the case of Shares tendered by an Eligible Institution) signatures guaranteed by an Eligible Institution must be submitted prior to the release of such Shares. In addition, such notice must specify, in the case of Shares tendered by book-entry transfer, the name and number of the account at the DTC to be credited with the withdrawn Shares. In the case of Shares tendered by delivery of Share Certificates, such notice must specify the name of the registered holder (if different from the name of the tendering Holder) and the serial numbers shown on the particular certificates representing the Shares to be withdrawn.

     Withdrawals may not be rescinded, and Shares withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. Withdrawn Shares, however, may be tendered by again following one of the procedures described in the Offer to Purchase and in this Letter of Transmittal at any time prior to the Expiration Date.

     Withdrawal of Shares can be accomplished only in accordance with the foregoing procedures.

     All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company in the Company's sole discretion, and the Company's determinations shall be final and binding. None of the Company, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

     3. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the Holders signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the Holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which certificates are held.

     If this Letter of Transmittal or any Share Certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

     If this Letter of Transmittal is signed by the Holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates are required unless payment is to be made to, or Share Certificates for Shares not tendered or not accepted for purchase are to be issued to, a person other than the Holder(s). Signatures on such Share Certificates must be guaranteed as provided below.

     If this Letter of Transmittal is signed by a person other than the Holder(s) of the Shares listed, the Share Certificates representing such Shares must be properly endorsed for transfer by the Holder or be accompanied by a properly completed stock power from the holder in form satisfactory to the Company.

     Signatures on all Letters of Transmittal must be guaranteed by a participant in a recognized Medallion Signature Program (a "Medallion Signature Guarantor"), unless the Shares tendered thereby are tendered (1) by a Holder of Shares (or by a participant in DTC whose name appears on a security position listing as the owner of such Shares) who has not completed either the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter of Transmittal, or (2) for the account of an Eligible Institution. If the Shares are registered in the name of a person other than the signer of the Letter of Transmittal or if Shares not accepted for payment or not tendered are to be returned to a person other than the Holder, then the signatures on the Letters of Transmittal accompanying the tendered Shares must be guaranteed by a Medallion Signature Guarantor as described above.

     5. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the applicable box or boxes the name and address to which Shares amounts not tendered or not accepted for purchase or checks for payment of the Tender Offer Consideration, to be made in connection with the Offer are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Shares not tendered or not accepted for purchase will be returned to the Holder of the Shares tendered. Any Holder tendering by book-entry transfer may request that Shares not tendered or not accepted for purchase be credited to such account at DTC as such Holder may designate under the caption "Special Issuance Instructions." If no such instructions are given, any such Shares not tendered or not accepted for purchase will be returned by crediting the Holder's account at DTC.

     6. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the tendering Holder to 30% federal income tax backup withholding on the payments made to the Holder or other payee with respect to Shares purchased pursuant to the Offer. A Holder shall write "applied for" in the box in Part 1 of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Depositary will withhold 30% on all such payments of the Tender Offer Consideration until a TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A Holder who writes "applied for" in
Part 1 in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received.

     7. TRANSFER TAXES. The Company will pay all transfer taxes applicable to the purchase and transfer of Shares pursuant to the Offer, except in the case of deliveries of Share Certificates for Shares not tendered or not accepted for payment that are to be registered or issued in the name of any person other than the Holder of Shares tendered thereby.

     8. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Shares that are not in prior form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Shares. The Company's interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Shares must be cured within such time as the Company determines, unless waived by the Company. Tenders of Shares shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Depositary, the Dealer Manager, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Shares, or will incur any liability to Holders for failure to give any such notice.

     9. WAIVER OF CONDITIONS. The conditions to the Offer are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to any such condition (including any action or inaction by the Company) and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company to the extent permitted by applicable law. If such waiver constitutes a material change to the Offer, the Company will promptly disclose such waiver by means of an Offer to Purchase supplement that will be distributed to the Holders and will otherwise comply with applicable law. All conditions to the Offer shall be either satisfied or waived by the Company prior to the acceptance of any Shares for purchase by the Company. The failure by the Company at any time to exercise any of the foregoing rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

     10. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR SHARES. Any Holder whose Share Certificates have been mutilated, lost, stolen or destroyed should write to or telephone American Stock Transfer & Trust Company at the following address or telephone number:

                    American Stock Transfer & Trust Company
                                 59 Maiden Lane
                               New York, NY 10038
                                 (800) 937-5449

     11. SOLICITED TENDERS. The Company will pay to Soliciting Dealers (as defined below) designated by the beneficial owner of the Shares which are validly tendered and accepted pursuant to the Offer a solicitation fee of $0.25 per Share tendered for cash, subject to certain conditions; provided, however, that Soliciting Dealers shall only receive the solicitation fee with respect to beneficial owners that own no more than 10,000 Shares. "Soliciting Dealer" includes (i) any broker or dealer in securities, including the Dealer-Manager in its capacity as dealer or broker, who is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD who agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as if it were an NASD member, or (iii) any bank or trust company, any of whom has solicited and obtained a tender pursuant to the Offer. No such fee shall be payable to a Soliciting Dealer in respect of Shares owned, directly or indirectly, in the name of such Soliciting Dealer unless such Shares are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers).

     In order to receive a solicitation fee, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within two NYSE trading days after the Expiration Date. No solicitation fee shall be payable to a Soliciting Dealer in respect of Shares (i) directly or indirectly owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on this Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance should be directed to, and additional copies of the Offer to Purchase, this Letter of Transmittal, and other documents may be obtained from, the Information Agent, whose address and telephone numbers appear at the end of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRE DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITORY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITORY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     A Holder whose tendered Shares are accepted for payment is required to provide the Depositary with such Holder's correct TIN on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption made to such Holder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding and the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN (instead of a Form W-9), signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8BEN can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are advised to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to Shares purchased pursuant to the Offer, the Holder is required to provide the Depositary with (i) the Holder's correct TIN by completing the form below, certifying (x) that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (y) that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that the Holder is a U.S. person (including a U.S. resident alien); or
(ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the Holder. If the Shares are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


                                                  TO BE COMPLETED BY ALL TENDERING HOLDERS OF SHARES

-----------------------------------------------------------------------------------------------------------------------------------
                                                           PAYOR'S NAME: THE BANK OF NEW YORK

 Name
       ----------------------------------------------------------------------------------------------------------------------------
         (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I)

         Business Name (Sole proprietors see the instructions in the enclosed Guidelines for Certification of Number on Substitute
Taxpayer Identification Form W-9 (the "Guidelines"))


 Address


 SUBSTITUTE:                                Part I -- Taxpayer Identification Number                 Social Security Number
 Form W-9                                   accounts, enter taxpayer identification
                                            number in the box at right, (For most                   ------------------------
                                            individuals, this is your social
                                            security number. If you do not                                     OR
                                            have a number, see Obtaining a Number
                                            in the enclosed Guidelines.) Certify by                Employer identification Number
                                            signing and dating below.
                                            Identification Number

                                            Note: If the account is in more than one               ("Applied  write "Applied For )
                                            name, which number to give the payer.                         "Applied For")


 Department of the Treasury                 Part II -- For Payees exempt from backup
 Internal Revenue Service                   withholding, see the enclosed Guidelines
                                            and complete as instructed therein.

   Payer's Request for Taxpayer            Part III -- Certification -- Under penalties of perjury, I certify that:
   Identification Number ("TIN") and
   Certification                           (1)      The number shown on this form is my correct Taxpayer Identification
                                                    Number (or I am waiting for a number to be issued to me);

                                           (2)      I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                                    Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS notified me that I am no longer subject to backup withholding; and

                                           (3)      I am a U.S. person (including a U.S. resident alien).

                                           Certification Instructions.   You must cross out item (2) above if the
                                           IRS has notified you that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return.
                                           However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item
                                           (2). (Also see instructions in the enclosed Guidelines.)

                                           ----------------------------------------------------------------------------
                                           Signature                           Date                               , 2003
                                                    --------------------------      -----------------------------

                                           ----------------------------------------------------------------------------


   YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
                       PART I OF THIS SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 30% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature                                             Date:             2003
         -------------------------------------------       -------------



NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                 48 Wall Street
                            New York, New York 10005
                          Call Collect: (212) 269-5550

                                       or

                         Call Toll Free: (888) 605-1956

                      The Dealer-Manager for the Offer is:

                              LEHMAN BROTHERS INC.

                               745 Seventh Avenue
                                   3rd Floor
                            New York, New York 10019
                          Call Collect: (212) 528-7581

                                       or

                         Call Toll Free: (800) 438-3242
                           Attention: Darrell Chiang

                                        14